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                       FORM 8-K

                    CURRENT REPORT


          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 18, 1996



Commission        Registrant; State of               IRS Employer
File Number         Incorporation;                Identification No.
                     Address; and
                   Telephone Number

1-5611          CONSUMERS POWER COMPANY               38-0442310
               (A Michigan Corporation)
               212 West Michigan Avenue
               Jackson, Michigan  49201
                    (517) 788-1030


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ITEM 5.  OTHER EVENTS.

On November 3, 1995 and December 19, 1995, Consumers Power Company (the "Company") and Consumers Power Company Financing I, a statutory business trust formed under the laws of the State of Delaware (the "Trust") filed a combined Form S-3 Registration Statement and Amendment No. 1 to Form S-3 Registration, respectively, under the Securities Act of 1933, as amended, with respect to the offering of 4,000,000 ___ % Trust Originated Preferred Securities [SM] (Liquidation Amount $25 per Preferred Security (the Preferred Securities"), among other securities. The Preferred Securities will be offered subject to the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement") in which the Trust has agreed to sell to each of the underwriters named in the Underwriting Agreement, and each of the Underwriters has severally agreed to purchase the Preferred Securities, if any of the Preferred Securities are purchased. Such form of Underwriting Agreement is attached hereto as an exhibit to the Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(1)  -    Form of Underwriting Agreement.

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                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                              CONSUMERS POWER COMPANY



Dated:   January 18, 1996     By:  /s/ A M Wright
                                    Alan M. Wright
                                    Senior Vice President and
                                    Chief Financial Officer




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                     EXHIBIT INDEX


Exhibit
Number

  1       Form of Underwriting Agreement










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                      EXHIBIT (1)